                                    EXHIBIT 4
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                                  COMMON STOCK

Number ______________                                              ______ SHARES

                              FBDC FINANCIAL CORP.

              INCORPORATED UNDER THE LAWS OF THE STATE OF ALABAMA
                      SEE REVERSE FOR CERTAIN DEFINITIONS



This certifies that         -- VOID --           is the owner of ____ fully paid
                    ----------------------------
and nonassessable shares of common stock, par value $.01 per share, of FBDC Financial Corp. (the "Corporation"), an Alabama corporation.

The shares represented by this Certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his or her duly authorized attorney or legal representative, upon surrender of this Certificate properly endorsed.

THIS SECURITY IS NOT A DEPOSIT OR ACCOUNT AND IS NOT FEDERALLY INSURED OR GUARANTEED.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by its duly authorized officers and has caused its corporate seal to be hereunto affixed.



DATED: _______________________



By:                                         By:
   ---------------------------                 --------------------------
         Johnny D. Young                         James F. Eberhart, Jr.
         Secretary                               President
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         The shares represented by this Certificate are issued subject to all the provisions of the Articles of Incorporation and Bylaws of the Corporation as from time to time amended (copies of which are on file at the principal executive offices of the Corporation), to all of which the holder by acceptance hereof assents.

         The Corporation will furnish to any stockholder upon request in writing and without charge a full statement of the designations, preferences, limitations and relative rights of each authorized class of stock or series thereof, so far as they have been determined, and the authority of the board of directors to determine the relative rights and preferences with respect to subsequent classes or series. Such request may be made to the Secretary of the Corporation.

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -         as tenants in common

TEN ENT -         as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -             Custodian                under Uniform Gifts
                    ------------------------------------
                      (Cust)                  (Minor)
                                to Minors Act
                                             -----------
                                               (State)

UNIF TRANSFER MIN ACT -            Custodian             under Uniform Transfers
                        --------------------------------
                          (Cust)               (Minor)
                                to Minors Act
                                             -----------
                                               (State)

         Additional abbreviations may also be used though not in the above list.

         For value received, ___________________________________________________
hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE          --------------------------------------


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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________ Shares of the common stock evidenced by this Certificate, and do hereby irrevocably constitute and appoint ___________, Attorney, to transfer the said shares on the books of the Corporation, with full power of substitution in the premises.

Dated
     --------------                    -----------------------------------------
                                       Signature

NOTE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME OF THE STOCKHOLDER(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.